UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 2, 2014

ACADIA REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1311 Mamaroneck Avenue

Suite 260

White Plains, New York 10605

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 2, 2014 Acadia Realty Trust (the “Trust”), and Acadia Realty Limited Partnership (the “Partnership” and together with the Trust, the “Company”) entered into an ATM Equity Offering Sales Agreement (the “Sales Agreement”) with each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Wells Fargo Securities, LLC, Goldman, Sachs & Co., and Citigroup Global Markets Inc., which will act as sales agents (the “Sales Agents”) to sell, from time to time, the Company’s common shares of beneficial interest, par value $0.001 per share (“Common Shares”), having an aggregate sale price up to $200,000,000, through an “at the market” equity offering program (the “ATM”). The Common Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 ASR (File No. 333-195665). The Company filed a prospectus supplement, dated December 2, 2014, with the Securities and Exchange Commission in connection with the offer and sale of the Common Shares being sold pursuant to this offering program.

Pursuant to the Sales Agreement, the Common Shares may be offered and sold through any of the Sales Agents in negotiated transactions or transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions (including on the New York Stock Exchange), or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or as otherwise agreed to with the applicable Sales Agent.  The Sales Agreement provides that each Sales Agent will be entitled to compensation of up to 2.00% of the gross sales price of the Common Shares sold through such Sales Agent.  The Company may also sell Common Shares to a Sales Agent as principal for its own account, at a price and discount to be agreed upon at the time of sale pursuant to a separate terms agreement.  The Company has no obligation to sell any of the Common Shares under the Sales Agreement and may at any time suspend solicitation and offers under the Sales Agreement.

On December 2, 2014, Venable LLP delivered its legality opinion with respect to the Common Shares to be issued pursuant to the Sales Agreement. A copy of the legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	ATM Equity Offering Sales Agreement, dated December 2, 2014, among the Company, on the one hand, and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Wells Fargo Securities, LLC, Goldman, Sachs & Co., and Citigroup Global Markets Inc., on the other hand.

5.1	Opinion of Venable LLP as to legality of the securities.

23.1	Consent of Venable LLP (included in Exhibit 5.1.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST

Date: December 2, 2014	By:	/s/ Jon Grisham
Name: Jon Grisham
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

(d)	Exhibits

1.1	ATM Equity Offering Sales Agreement, dated December 2, 2014, among the Company, on the one hand, and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Wells Fargo Securities, LLC, Goldman, Sachs & Co., and Citigroup Global Markets Inc., on the other hand.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).